UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )
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Seven Hills Realty Trust
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2026 Annual Meeting
of Shareholders and Proxy Statement
Tuesday, June 9, 2026 at 1:30 p.m., Eastern Time
Live Webcast Accessible at
https://www.virtualshareholdermeeting.com/SEVN2026

BUSINESS AT A GLANCE

SEVEN HILLS
REALTY TRUST

Seven Hills Realty Trust (Nasdaq: SEVN) is a real estate investment trust that originates and invests in first mortgage loans secured by middle market transitional commercial real estate, defined as commercial properties having values of up to $100 million. SEVN's primary investment objective is balancing capital preservation while generating attractive risk-adjusted returns. SEVN's $724 million investment portfolio consists of 100% floating-rate first mortgage loans diversified by geography and property type. SEVN is managed by Tremont Realty Capital, a wholly-owned subsidiary of The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $37 billion in assets under management as of December 31, 2025 and 40 years of institutional experience in buying, selling, financing and operating commercial real estate. For more information about SEVN, please visit www.sevnreit.com.

$724M	24	7.9%
Total Loan Commitments (1)	First Mortgage Loans	Weighted Average All-In Yield
66%	**1.5x**	**20%**
Weighted Average LTV	Debt-to-Equity Ratio	Manager Ownership in SEVN

GEOGRAPHICALLY DIVERSE PORTFOLIO (1)

Midwest
15%
East
33%
West
20%
South
32%

PROPERTY TYPE (1)

Multifamily
30%
Industrial
23%
Hotel
18%
Office
24%
Mixed Use
5%

CAPITAL STRUCTURE COMPOSITION

Secured
Financing
Facilities
60%
$817M
Total
Capitalization
Current
Equity
40%

2025 BUSINESS HIGHLIGHTS

- Portfolio of 24 floating-rate first mortgage loans and total committed capital of approximately $724 million, with all loans current on debt service and no non-accrual balances at year end.
- All but one loan in the portfolio includes a contractual SOFR floor, with seven loans subject to active SOFR floors at year end.
- Weighted average portfolio risk rating of 2.8 and a CECL reserve equivalent to 1.3% of total commitments at year end.
- Closed eight new first mortgage loans for approximately $230 million, including student housing, industrial, hospitality and mixed-use assets.
- Achieved net portfolio growth of $83 million year over year.
- Received approximately $142 million of loan repayments.
- Executed a fully backstopped transferable rights offering that generated gross proceeds of approximately $65.2 million and increased total shareholders equity to $329 million.
- Maintained conservative leverage below 2.0x and excess liquidity to support continued loan originations.
- Total cash and undrawn capacity on secured financing facilities of $375 million at year end.
- Appointed Matt Brown as Chief Financial Officer and Treasurer.

(1) Based on principal balance of loans held for investment as of December 31, 2025.

Information on this page is as of December 31, 2025, unless otherwise noted.

LETTER TO OUR SHAREHOLDERS
FROM YOUR BOARD OF TRUSTEES
Dear Fellow Shareholders:
Please join us for our 2026 Annual Meeting of Shareholders, which will be held virtually at 1:30 p.m. on Tuesday, June 9, 2026. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials to shareholders electronically expedites your receipt, while lowering costs and reducing environmental impact.
During 2025, we remained focused on disciplined portfolio management and capital allocation. Over the course of the year, we closed eight new first mortgage loans totaling approximately $230 million, while also receiving approximately $142 million of loan repayments, reflecting the strength of our underwriting and the continued health of our borrowers and sponsors. We also continued to actively manage portfolio composition, further reducing exposure to office assets while increasing investments in sectors we believe offer more attractive risk-adjusted returns. We generated Net Income of approximately $15.4 million, or $1.00 per share, and Distributable Earnings of approximately $18.3 million, or $1.22 per share for the full year 2025.
Our portfolio remains entirely invested in floating rate loans, consisting of 24 first mortgage loans with an average loan size of $30 million and commitments of $724 million as of year end. Our investments have a weighted average coupon of 7.5% and an all-in yield of 7.9%. In total, our portfolio had a weighted average maximum maturity of 2.6 years and a favorable overall credit profile with an LTV of 66%.
In December 2025, we successfully completed a fully backstopped equity rights offering, raising approximately $65 million in gross proceeds, which significantly enhanced our capacity to deploy capital into attractive, risk-adjusted lending opportunities. We also extended and expanded several of our secured financing facilities throughout the year, further improving our liquidity position and increasing our capacity to deploy capital. We had approximately $123 million of cash on hand and over $250 million of unused financing capacity as of year end, providing us with substantial flexibility to support continued portfolio growth.
Looking ahead, we believe we are well positioned to capitalize on attractive lending opportunities emerging across the middle market. With conservative leverage, ample liquidity, and a fully performing, floating rate loan portfolio, we remain focused on disciplined capital deployment and creating sustainable value for our shareholders. We thank you for your continued investment in Seven Hills Realty Trust and for the trust you place in us as we execute our strategy.
March 18, 2026
Ann M. Danner	Joseph L. Morea
Barbara D. Gilmore	Adam Portnoy
Matthew P. Jordan	Jeffrey P. Somers
William A. Lamkin

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
Location: Live Webcast Accessible at https://www.virtualshare holdermeeting.com/ SEVN2026 Date: Tuesday, June 9, 2026 Time: 1:30 p.m., Eastern Time
Agenda:
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Elect the Trustee nominees identified in the accompanying Proxy Statement to our Board of Trustees;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2026 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on March 13, 2026 (the “Record Date”).

Attending Our 2026 Annual Meeting: To provide all of our shareholders an opportunity to participate in our 2026 Annual Meeting, our 2026 Annual Meeting will be a virtual meeting of shareholders, which will be conducted by webcast. Shareholders will be able to listen, vote and submit questions online during our 2026 Annual Meeting. In order to attend and participate in our 2026 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on June 8, 2026.
•
Record Owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholder
meeting.com/SEVN2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

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Beneficial Owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholder
meeting.com/SEVN2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a control number if needed.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Trustees, Lindsey Getz Secretary March 18, 2026

PROXY STATEMENT
The Board of Trustees (our “Board”) of Seven Hills Realty Trust, a Maryland real estate investment trust (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2026 annual meeting of shareholders. To provide all of our shareholders an opportunity to participate in our annual meeting, our annual meeting will be held virtually via live webcast on Tuesday, June 9, 2026, at 1:30 p.m., Eastern Time, subject to any postponements or adjournments (our “2026 Annual Meeting”). We are first making these proxy materials available to shareholders on or about March 18, 2026.
Only owners of record of our common shares of beneficial interest (“Common Shares”) as of the close of business on March 13, 2026 (the “Record Date”) are entitled to notice of, and to vote at, our 2026 Annual Meeting and at any postponements or adjournments of the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held as of the close of business on the Record Date. Our Common Shares are listed on The Nasdaq Stock Market LLC (“Nasdaq”). At the close of business on March 13, 2026, there were approximately 22,596,891 Common Shares issued and outstanding.
The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2026 ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 9, 2026.
The Notice of 2026 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2025 are available at www.proxyvote.com.

PLEASE VOTE
Please vote to participate in our decision making. Applicable exchange rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.
PROPOSALS THAT REQUIRE YOUR VOTE
PROPOSAL	MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL
1 Election of Trustees	Page 8	✓ FOR ALL	Plurality of all votes cast
2 Ratification of independent auditors*	Page 28	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

With respect to Proposal 1, you may vote “FOR ALL” nominees, “WITHHOLD ALL” nominees and “FOR ALL EXCEPT” those nominees noted by you in the appropriate portion of your proxy card. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 2.
You can vote in advance in one of three ways:
via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern Time, on June 8, 2026 to authorize a proxy VIA THE INTERNET.

by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern Time, on June 8, 2026 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.
If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.
PLEASE VISIT: www.proxyvote.com
•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

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To register in advance to attend our 2026 Annual Meeting.

2026 Proxy Statement	1

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
Board Composition, Expansion and Refreshment

Ensuring our Board is comprised of Trustees who bring diverse viewpoints and perspectives, have a variety of skills, professional experience and backgrounds and effectively represent the long term interests of our shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board regularly evaluates its composition, and our Board’s expansion and refreshment activities have created more skill mix and ensured a smooth transition as Trustees retire from our Board. We are currently governed by a seven member Board, including five Independent Trustees and two Managing Trustees. In 2025 and prior years, our Nominating and Governance Committee and our Board engaged Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist our Nominating and Governance Committee to identify and evaluate potential trustee candidates.
Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓
Our Board oversees and monitors strategic planning.

✓
Business strategy is a key focus of our Board and embedded in the work of Board committees.

✓
Company management is charged with executing our business strategy and provides regular performance updates to our Board.

✓
Our Board oversees risk management.

✓
Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

✓
Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓
Our Board oversees succession planning and talent development for executive officers.

✓
Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓
In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

Our Board’s Role in Oversight of Risk Management

Our Board is elected by our shareholders to, among other things, oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board’s understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be a primary consideration in each of our business decisions and as part of our overall business strategy.
Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by Tremont Realty Capital LLC (“Tremont”), and Tremont and our officers are responsible for incorporating risk management in their activities. Our management and our internal audit provider regularly meet with our Audit Committee and provide us with advice and assistance with our risk management function.

2	2026 Proxy Statement

In discharging their oversight responsibilities, our Board and Board committees regularly review a wide range of reports provided to them by Tremont, internal audit and other service providers, including:
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reports on market and industry conditions;

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operating and regulatory compliance reports;

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financial reports;

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reports on risk management and our sustainability activities and initiatives;

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regulatory and legislative updates that may impact us;

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reports on the security of our information technology processes and our data and the use of artificial intelligence; and

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legal proceeding updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with our executive officers, our internal audit provider, legal counsel, our independent auditors and other professionals, as appropriate.
Our Audit Committee leads our Board in fulfilling its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, the use of artificial intelligence, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review reports annually from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting, and at other times, as may be warranted. In 2025, our Audit Committee engaged PricewaterhouseCoopers LLP to serve as our internal audit provider. Our Audit Committee also annually reviews an internal audit plan developed by our internal audit provider with the goal of helping our Board systematically evaluate the effectiveness of our risk management, control and governance processes. Our Audit Committee meets at least quarterly and reports its findings and results of its monitoring and oversight activities to our Board from time to time as needed. Our Audit Committee also meets quarterly with our internal audit provider to review the results of its audits and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management, as it determines appropriate.
Our Audit Committee receives annual reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by The RMR Group LLC (“RMR”) and by us, including updates on the internal and external cybersecurity landscape and relevant technical developments, such as advances in the use of artificial intelligence, and more frequent reports as it may direct or as needed. RMR has conducted an external assessment of its cybersecurity controls using a qualified third party. In addition, RMR’s cybersecurity program is aligned to the National Institute of Standards and Technology Cybersecurity Framework. RMR conducts annual data security education and testing for its employees, including Tremont employees and RMR employees who provide services to us, in addition to penetration testing and unannounced email phishing exercises.
Our Compensation Committee evaluates the performance of Tremont, our manager, under our business management agreement, including any perceived risks created by compensation arrangements, including our share award program. Our share award program requires share awards to executive officers and other Tremont employees to vest over a period of years, which we believe mitigates any incentives for our management to undertake undue risks and encourages our management to make long term and appropriately risk balanced decisions.
It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is limited.
To learn more about the risks we face, you can review the matters discussed in Part I, “Item 1A Risk Factors” and “Warning Concerning Forward-Looking Statements” in our Annual Report to Shareholders for the fiscal year ended December 31, 2025 (the “Annual Report”). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

2026 Proxy Statement	3

Trustee Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:
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a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

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our Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, our Board has adopted written Governance Guidelines as described below.

In accordance with our Declaration of Trust and Bylaws, our Board is comprised of seven Trustees, including five Independent Trustees and two Managing Trustees.
Our Bylaws also require that a majority of our Board be Independent Trustees. Under our Declaration of Trust, Independent Trustees are Trustees who are not employees of Tremont or RMR, are not involved in our day to day activities and who meet the qualifications for independence under the applicable rules of the Nasdaq and the Securities and Exchange Commission (the “SEC”).
Our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, other than serving as our Trustees or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the applicable Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee’s relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee’s standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, our Board has determined that Ann M. Danner, Barbara D. Gilmore, William A. Lamkin, Joseph L. Morea and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Trustees with regard to each of our Trustees’ relationships with us, Tremont, RMR or The RMR Group Inc. (“RMR Inc.”), the managing member of RMR, and the other companies to which RMR provides management services (the “RMR Clients”). Our Board has concluded that none of these five Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.
Executive Sessions of Independent Trustees

Pursuant to our Governance Guidelines, our Independent Trustees meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet with our executive officers, other representatives of Tremont, as necessary or appropriate, and with our independent auditors. Our lead Independent Trustee presides over such meetings, unless the Independent Trustees determine otherwise.
Board Leadership Structure

All Trustees play an active role in overseeing our business both at our Board and Board committee levels. As set forth in our Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing our Company and our business strategy. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms. Our Trustees may be called upon to provide solutions to various complex issues and ask hard questions of our management and other advisors. Our Board is small, which facilitates open and informal discussions and communication among Trustees and with our executive officers and other advisors.
Adam Portnoy serves as Chair of our Board. Our President and our Chief Financial Officer and Treasurer are not members of our Board, but they regularly attend Board and Board committee meetings. Other officers of Tremont and RMR also sometimes attend Board meetings at the invitation of our Board. Special meetings

4	2026 Proxy Statement

of our Board may be called at any time by any Managing Trustee, the Chief Executive Officer, if any, President or the Secretary pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with our management, set the agenda for Board meetings. Other Trustees may suggest agenda items as well. Discussions at Board meetings are led by the Managing Trustee, the Independent Trustee or member of management who is most knowledgeable on a subject.
Lead Independent Trustee

We have a Lead Independent Trustee who is selected annually by the vote of a majority of our Independent Trustees. Currently, Mr. Morea serves as our Lead Independent Trustee. Our Lead Independent Trustee has well-defined, robust responsibilities that include:
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assisting our Board in evaluating its effectiveness;

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presiding at all meetings of our Board at which the Chair of our Board or a Managing Trustee is not present;

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presiding at all meetings and executive sessions of the Independent Trustees;

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having the authority to call meetings of the Independent Trustees or executive sessions of the Independent Trustees;

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serving as the principal liaison between the Independent Trustees and our senior management team;

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assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, Tremont;

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considering suggestions for meeting agenda items from other Independent Trustees;

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with our Nominating and Governance Committee and Chair of our Board, monitoring and coordinating with our management on corporate governance issues and developments;

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authorizing the retention of advisors and consultants who report directly to the Independent Trustees when appropriate; and

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if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with shareholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.
We have also adopted a Code of Business Conduct and Ethics (the “Code”) to, among other things, provide guidance to our board members, officers and Tremont employees and ensure compliance with applicable laws and regulations.
Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.
Our Audit Committee, Compensation Committee and Nominating and Governance Committee are each comprised entirely of Independent Trustees under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees and compensation committees under the Sarbanes-Oxley Act of 2002 and the SEC’s implementing rules under that law.
Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code, information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code, and how to communicate with our Trustees individually or

2026 Proxy Statement	5

as a group. To access these documents on our website visit www.sevnreit.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.
Sustainability Policies

Our Board has adopted the following policies in connection with our efforts to lead a sustainable business and to continue to improve our internal culture and the communities in which we operate: Employee Health and Wellness, Human Rights, Philanthropy and Business Partners’ Code of Conduct. These policies reflect our core culture of integrity and mutual respect as well as our commitment to caring for our borrowers, their tenants and the individuals who provide services to us as well as for the communities in which we operate. Our Employee Health and Wellness policy is designed to protect the health and wellbeing of all individuals in our workplace; our Human Rights policy is designed to promote a culture of mutual respect for people, communities and our planet; our Philanthropy policy sets forth our, Tremont’s and RMR’s commitment to investing in our communities through a variety of philanthropic engagements; and our Business Partners’ Code of Conduct sets forth our expectations for our, Tremont’s and RMR’s business partners to conduct business in an ethical manner that promotes the accomplishment of our goals.
Insider Trading Policies and Procedures

We have adopted Insider Trading Policies and Procedures (our “Insider Trading Policy”) governing the purchase, sale, and other dispositions of our securities by our Trustees and officers, directors, officers and employees of RMR and Tremont and our Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. In general, our Insider Trading Policy prohibits us and our Trustees and officers, directors and officers of RMR Inc., officers and employees of RMR and Tremont and related persons from trading in our securities while aware of material, nonpublic information about us. Our Insider Trading Policy also prohibits our Trustees and Executive Officers, directors of RMR Inc. and Tremont and executive officers of RMR and Tremont from transacting in our securities during certain designated blackout periods. In addition, our Trustees, RMR Inc.’s directors and certain of our Company’s and RMR’s senior officers are required to obtain approval in advance of transactions in our securities. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Prohibition on Hedging

Our Insider Trading Policy expressly prohibits members of our Board and our officers from engaging in hedging transactions involving our securities.
Recommendations for Trustees

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to our Board nominees for election at each annual meeting of shareholders. Our Nominating and Governance Committee may consider candidates suggested by our Trustees, officers or shareholders or by others. Shareholders who would like to recommend a Trustee nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Secretary, Seven Hills Realty Trust, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@sevnreit.com. Any such recommendation should include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

6	2026 Proxy Statement

Communications with Our Board

Our Board has established a process to facilitate communication by shareholders and other interested parties with our Trustees, individually or as a group. Communications should be addressed to our Trustees or the Trustee for whom the communication is intended, in care of our Secretary, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@sevnreit.com.
Shareholder Nominations and Other Proposals

Deadline to Submit Proposals Pursuant to Rule 14a-8 for the 2027 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at our principal executive office on or before November 18, 2026 in order to be eligible to be included in the proxy statement for the 2027 annual meeting of shareholders; provided, that, if the date of the 2027 annual meeting of shareholders is more than 30 days before or after June 9, 2027, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
Deadline to Submit Nominations and Other Proposals for the 2027 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2027 annual meeting of shareholders must be delivered to our Secretary at our principal executive office, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern Time, on November 18, 2026 and not earlier than October 19, 2026; provided, that, if the date of the 2027 annual meeting of shareholders is more than 30 days earlier or later than June 9, 2027, then a shareholder’s notice must be so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2027 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2027 annual meeting of shareholders is first made by us. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the shareholder’s timely delivery of advance notice, continuous requisite ownership of our Common Shares and holding of a share certificate for such shares at the time of the advance notice, the record date for determining shareholders entitled to vote at the annual meeting and at the time of the annual meeting.
The foregoing description of the deadlines and other requirements for shareholders to submit a nomination for election to our Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to our Secretary at Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC’s website, www.sec.gov. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions.

2026 Proxy Statement	7

PROPOSAL 1: ELECTION OF TRUSTEES
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Ms. Ann M. Danner and Mr. William A. Lamkin for election as Independent Trustees and Mr. Matthew P. Jordan for election as Managing Trustee in Class I. Ms. Danner and Messrs. Lamkin and Jordan currently serve on our Board.
If elected, each nominee would serve until our 2029 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual’s earlier death, resignation, retirement, disqualification or removal.
We expect that each Trustee nominee will be able to serve if elected. However, if a Trustee nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.
OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

•
have knowledge of the commercial real estate (“CRE”) industry, CRE financing and real estate investment trusts (“REITs”);

•
have wide ranging perspectives, backgrounds and experiences, including professional background and skills; and

•
be committed to serving on our Board over a period of years in order to develop knowledge about our operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

•
work experience with a proven record of success in his or her field;

•
risk oversight/management expertise;

•
accounting and finance experience, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

•
operating business and/or transactional experience;

•
management/leadership experience;

•
knowledge of our historical business activities;

•
familiarity with the public capital markets;

•
experience at a strategic or policymaking level in a business, government or non-profit organization of high standing;

•
service on other public company boards and committees;

•
qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

•
qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of our Board’s overall composition when evaluating potential nominees for election as Trustee.
A plurality of all the votes cast is required to elect each Trustee nominee at our 2026 Annual Meeting.
The names, principal occupations and certain other information about each Trustee nominee, as well as a summary of the key experiences, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board to conclude that such person is currently qualified to serve as a Trustee, are set forth on the following pages.
Our Board of Trustees recommends a vote of “FOR ALL” for the election of all Trustee nominees.

8	2026 Proxy Statement

Trustee Nominees to be Elected at Our 2026 Annual Meeting

Ann M. Danner, 69, Independent Trustee
TRUSTEE SINCE 2024 BOARD COMMITTEES Audit Compensation Nominating and Governance Class I with a term expiring at our 2026 Annual Meeting
PROFESSIONAL EXPERIENCE:
•
Founder and managing member of RHA Advisors LLC, a construction development and management consultancy firm, since 2018.
•
Co-Founder and chief executive officer of Residential Homes of America, Inc., a vertically integrated apartment and homebuilding development company, from 1986 to 2016.
•
Vice president and director of acquisitions and sales at American United, Inc., a company engaged in development and management of a 9,000-unit apartment portfolio, from 1980 to 1986.
•
Independent advisory director for Sordoni Construction Services Inc., a general contracting business specializing in full-service construction for healthcare, education, industrial and other commercial facilities, from 2022 to 2025.
•
Founder and advisory board member of First Women’s Bank since 2021.

•
Director emeritus of ALSAC/St. Jude Children’s Research Hospital and director from 2009 to 2023.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
None

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Ms. Danner brings to our Board extensive experience in, and knowledge of, the real estate industry with a strong background in residential and multifamily sectors. Ms. Danner has demonstrated leadership and management abilities as well as 40 years of experience in real estate development, investment and operations. Ms. Danner has experience serving on private company and non-profit boards. Ms. Danner qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Investment Expertise
REIT/Real Estate

(1)
In addition to us, RMR currently provides management services to four other public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (OTC Markets: OPITQ) and Service Properties Trust (Nasdaq: SVC). For us and the companies with no employees, RMR or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable management agreements with those companies.

2026 Proxy Statement	9

Matthew P. Jordan, 51, Managing Trustee
TRUSTEE SINCE 2021 BOARD COMMITTEES None Class I with a term expiring at our 2026 Annual Meeting
PROFESSIONAL EXPERIENCE:
•
Executive Vice President and Chief Operating Officer of RMR Inc. since 2018 and October 2025, respectively.
•
Chief Financial Officer and Treasurer of RMR Inc. from 2015 until October 2025.

•
Executive Vice President and Chief Operating Officer of RMR since 2017 and October 2025, respectively.
•
Chief Financial Officer and Treasurer of RMR from 2012 until October 2025.

•
Former Chief Accounting Officer for RMR.

•
Director, president and chief executive officer of Tremont since January 2021.

•
Executive vice president, chief financial officer and treasurer of Tremont from October 2017 to December 2020, and prior to that, vice president, chief financial officer and treasurer of Tremont since its formation in 2016.
•
Executive vice president, chief financial officer and treasurer of RMR Advisors LLC from October 2017 to January 2021 when it merged with Tremont.
•
Certified public accountant.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
The RMR Group Inc. (since January 2026)

•
Industrial Logistics Properties Trust (from 2022 until December 2025)

•
Tremont Mortgage Trust (from 2020 until it merged with us in September 2021)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Jordan brings to our Board leadership experience in his positions with RMR and demonstrated management ability. Mr. Jordan has extensive experience in, and knowledge of, the CRE and residential real estate industries and REITs, and is responsible for RMR’s capital formation and strategic growth and overseeing RMR’s shared service functions and operating platforms. Mr. Jordan possesses institutional knowledge earned through prior leadership positions with RMR. Mr. Jordan has professional skills and expertise in accounting and finance and experience as a chief executive officer, chief financial officer and chief accounting officer. Mr. Jordan qualifies as a Managing Trustee in accordance with the requirements of our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Board
REIT/Real Estate	Investment Expertise	Public Company Executive

10	2026 Proxy Statement

William A. Lamkin, 66, Independent Trustee
TRUSTEE SINCE 2021 BOARD COMMITTEES Audit Compensation Nominating and Governance (Chair) Class I with a term expiring at our 2026 Annual Meeting
PROFESSIONAL EXPERIENCE:
•
Partner in Ackrell Capital LLC, a San Francisco based investment bank, from 2003 to 2019.

•
Experience as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO, prior to 2003.
•
Practicing attorney prior to working as a financial consultant and investment banker.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Service Properties Trust (since 2007)

•
Office Properties Income Trust (since 2019)

•
Tremont Mortgage Trust (from 2020 until it merged with us in September 2021)

•
Select Income REIT (from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018)
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
Ackrell SPAC Partners I Co. (from 2020 to 2022)

BACKGROUND
Mr. Lamkin brings to our Board extensive experience in, and knowledge of, the CRE and investment banking industries. Mr. Lamkin has demonstrated management ability and experience in capital raising and strategic business transactions. Mr. Lamkin has professional training, skills and expertise in, among other things, finance and legal matters. Mr. Lamkin has institutional knowledge earned through prior service on our Board. Mr. Lamkin qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Legal/Regulatory
REIT/Real Estate	Investment Expertise	Government/Public Policy	Public Company Board

2026 Proxy Statement	11

Continuing Trustees

Adam Portnoy, 55, Managing Trustee
TRUSTEE SINCE 2009 CHAIR OF OUR BOARD SINCE 2021 BOARD COMMITTEES None Class II with a term expiring at our 2027 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
President and Chief Executive Officer of RMR Inc., since shortly after its formation in 2015.

•
President and Chief Executive Officer of RMR since 2005, and Director from 2006 to June 5, 2015 when RMR became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR’s managing member.
•
Director of Tremont since March 2016.

•
Sole trustee, controlling shareholder and an officer of ABP Trust.

•
Director and controlling shareholder of Sonesta International Hotels Corporation and its parent.
•
Sole director of AlerisLife, Inc. since its acquisition by ABP Trust in March 2023.

•
Director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont.

•
Honorary Consul General of the Republic of Bulgaria to Massachusetts.

•
Co-Chair of Massachusetts Opportunity Alliance, Inc. Board.

•
Member of Massachusetts High Technology Council, Inc. Board.

•
Chair of the board of directors of the Pioneer Institute.

•
Executive committee member of the board of directors of the Greater Boston Chamber of Commerce.
•
Member of AJC New England’s Leadership Board.

•
Previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Service Properties Trust (since 2007)

•
Diversified Healthcare Trust (since 2007)

•
Office Properties Income Trust (since 2009)

•
The RMR Group Inc. (since 2015)

•
Industrial Logistics Properties Trust (since 2017)

•
TravelCenters of America Inc. (from 2018 until it was acquired by BP Products North America Inc. in May 2023) and chair of its board (from 2019 to May 2023)
•
AlerisLife Inc. (from 2018 until it was acquired by ABP Trust in March 2023) and chair of its board (from 2019 to March 2023)
•
Tremont Mortgage Trust (from 2017 until it merged with us in September 2021)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Portnoy brings to our Board extensive experience in, and knowledge of, the asset management, CRE and residential real estate industries and REITs, gained in part through his key leadership position with RMR and its subsidiaries, his public company board service and his demonstrated management ability. Mr. Portnoy also possesses experience in investment banking and private equity, as well as institutional knowledge earned through prior service on our Board and deep knowledge of our business. Mr. Portnoy qualifies as a Managing Trustee in accordance with the requirements of our governing documents.
Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy’s extensive familiarity with our day to day business provides valuable insight for our Board.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Board
REIT/Real Estate	Investment Expertise	Government/Public Policy	Public Company Executive

12	2026 Proxy Statement

Jeffrey P. Somers, 83, Independent Trustee
TRUSTEE SINCE 2009 BOARD COMMITTEES Audit (Chair) Class II with a term expiring at our 2027 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Of counsel since 2010, and a member of the law firm of Morse, Barnes-Brown & Pendleton, PC from 1995 to 2009, serving as managing member for six of those years.
•
Partner at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) for more than 20 years prior to working at Morse, Barnes-Brown & Pendleton, PC, serving as managing partner for eight of those years.
•
Director of Cantella Management Corp., a holding company of Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party.
•
Trustee of the Pictet Funds from 1995 to 2001.

•
Former staff attorney at the SEC in Washington, D.C. prior to entering private law practice.

•
Former trustee of Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Diversified Healthcare Trust (since 2009)

•
Office Properties Income Trust (since 2009)

•
Tremont Mortgage Trust (from 2017 until 2020)

•
Select Income REIT (from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018)
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Somers brings to our Board extensive expertise in legal, corporate governance and regulatory matters, as well as leadership experience gained from his role as a law firm managing partner. Mr. Somers also possesses a sophisticated understanding of finance and accounting matters, obtained through his service as a trustee of public REITs and investment companies, as well as work on board committees. Mr. Somers has extensive experience in public policy matters and complex business transactions gained partly from government service, as well as institutional knowledge earned through prior service on our Board. Mr. Somers qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	REIT/Real Estate
Legal/Regulatory	Government/Public Policy	Public Company Board

2026 Proxy Statement	13

Barbara D. Gilmore, 75, Independent Trustee
TRUSTEE SINCE 2020 BOARD COMMITTEES Audit Compensation (Chair) Nominating and Governance Class III with a term expiring at our 2028 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018.
•
Professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015.
•
Partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Office Properties Income Trust (since 2009)

•
AlerisLife Inc. (from 2004 until it was acquired by ABP Trust in March 2023)

•
TravelCenters of America Inc. (from 2007 until it was acquired by BP Products North America Inc. in May 2023) and lead independent director (from 2019 to May 2023)
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Ms. Gilmore brings to our Board extensive professional skills and experience in legal and business finance matters. Ms. Gilmore possesses experience in public policy matters as well as insights and understanding of government practices gained through government service and her experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner. Ms. Gilmore has also served on public company boards and board committees. Ms. Gilmore qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.
Risk Oversight/Management	Government/Public Policy	Financial Literacy	REIT/Real Estate
Legal/Regulatory	Public Company Board

14	2026 Proxy Statement

Joseph L. Morea, 70, Independent Trustee
TRUSTEE SINCE 2021 LEAD INDEPENDENT TRUSTEE SINCE 2021 BOARD COMMITTEES Audit Class III with a term expiring at our 2028 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012.
•
Head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009.

•
Prior work as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc.
•
Former chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc.
•
Former managing director of Equity Capital Markets at Smith Barney, Inc.

•
Work as a certified public accountant, prior to working as an investment banker.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Industrial Logistics Properties Trust (since 2018)

•
TravelCenters of America Inc. (from 2015 until it was acquired by BP Products North America Inc. in May 2023)
•
Tremont Mortgage Trust (from 2017 until it merged with us in September 2021)

•
RMR Mortgage Trust (from 2016 to May 2020 (known previously as RMR Real Estate Income Fund))
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
BCP Investment Corporation (since 2020 (known previously as Portman Ridge Finance Corporation))
•
Garrison Capital Inc. (from 2015 until it was acquired by Portman Ridge Finance Corporation in 2020)
•
First Eagle Senior Loan Fund (from 2013 to 2021)

BACKGROUND
Mr. Morea brings to our Board extensive experience in, and knowledge of, the investment banking industry and public capital markets. Mr. Morea has demonstrated leadership and management abilities as well as experience in capital raising, in strategic business transactions and finance matters. Mr. Morea has experience serving on the boards of public companies as a trustee, director and committee member. Mr. Morea has institutional knowledge earned through prior service on our Board. Mr. Morea qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Investment Expertise
REIT/Real Estate	Public Company Board

2026 Proxy Statement	15

Executive Officers

There are no family relationships among any of our Trustees or executive officers. Our executive officers serve at the discretion of our Board.

Thomas J. Lorenzini Age: 59	President since 2021 Chief Investment Officer since 2023

Mr. Lorenzini has been a Senior Vice President of RMR, and a senior vice president of Tremont since 2021. Mr. Lorenzini previously served as a vice president of Tremont from October 2020 until October 2021, as managing director, capital markets of Tremont from October 2019 until October 2020 and as senior director, capital markets of Tremont from 2016 until October 2019. Mr. Lorenzini served as vice president of RMR Advisors LLC from 2020 until it merged with Tremont in January 2021. He was president of Tremont Mortgage Trust from January 2021 until it merged with us in September 2021. Mr. Lorenzini was a founding member of Tremont’s predecessor business. Prior to joining Tremont’s predecessor business in 2000, Mr. Lorenzini was Midwest regional director for Finova Realty Capital, and prior to that Mr. Lorenzini was a senior director for Belgravia Realty Capital.

Matthew C. Brown Age: 44	Chief Financial Officer and Treasurer since 2025

Mr. Brown has been an Executive Vice President and Chief Financial Officer and Treasurer of RMR Inc. and RMR since October 2025. He was a Senior Vice President of RMR from 2019 to 2025 and has served in various finance and accounting leadership roles with RMR and its subsidiaries since 2007. He currently oversees all accounting, finance, tax and internal audit matters affecting RMR and its public clients. Mr. Brown has served as chief financial officer and treasurer of Diversified Healthcare Trust since 2023 and as chief financial officer, treasurer and a vice president of Tremont since April 2025. Mr. Brown served as chief financial officer and treasurer of Office Properties Income Trust from 2019 until 2023. Mr. Brown is a certified public accountant.

16	2026 Proxy Statement

BOARD COMMITTEES
Audit Committee

Members Jeffrey P. Somers (Chair) Ann M. Danner Barbara D. Gilmore William A. Lamkin Joseph L. Morea 8 meetings during 2025
Our Audit Committee is comprised solely of Independent Trustees. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management, including cybersecurity and the use of artificial intelligence, and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.
Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Morea is our Audit Committee’s “financial expert.”

Compensation Committee

Members Barbara D. Gilmore (Chair) Ann M. Danner William A. Lamkin 4 meetings during 2025	Our Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of Tremont and our executive officers. Our Compensation Committee will approve any equity compensation awards in accordance with the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (our “2021 Equity Plan”). Our Compensation Committee recommends to our Board the cash compensation payable to our Trustees for Board and committee service and determines the cash compensation payable for service as our Lead Independent Trustee. Our Compensation Committee administers our 2021 Equity Plan and determines all awards granted pursuant to the 2021 Equity Plan. It also reviews amounts payable by us to Tremont under our management agreement and approves any proposed amendments to or termination of that agreement.
Nominating and Governance Committee

Members William A. Lamkin (Chair) Ann M. Danner Barbara D. Gilmore 1 meeting during 2025	Our Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to our Board governance principles for our Company; and to oversee the evaluation of our Board and, to the extent not overseen by our Compensation Committee or a committee composed entirely of Trustees meeting the independence requirements of the rules of the Nasdaq, our management. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

2026 Proxy Statement	17

BOARD MEETINGS
In 2025, our Board held seven meetings. In 2025, each Trustee attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Trustee served as a Trustee or committee member. All of our Trustees attended the 2025 annual meeting of shareholders. Our policy with respect to Board members’ attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.sevnreit.com.
TRUSTEE COMPENSATION
Compensation of Trustees

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees.
Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $70,000 for services as a Trustee. The annual fee for any new Independent Trustee is prorated for the initial year of service. Each Independent Trustee who serves as a committee chair of our Audit Committee, Compensation Committee or Nominating and Governance Committee also receives an additional annual fee for such service of $17,500, $12,500 and $12,500, respectively, and our Lead Independent Trustee also receives an additional annual fee of $15,000 for serving in this role. Trustees who serve as the chair of a special committee receive an additional fee. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.
Each Independent Trustee and Managing Trustee also receives an award of our Common Shares annually for serving as a Trustee. In 2025, each Trustee received an award of our Common Shares with a value equal to $70,000 based on the closing price of our Common Shares on the date of the award, rounded down to the nearest whole share, which resulted in an award of 5,977 Common Shares to each Trustee. Managing Trustees do not receive cash compensation for their services as Trustees.
Trustee Share Ownership Guidelines

Our Board believes it is important to align the interests of our Trustees with those of our shareholders, and for our Trustees to hold equity ownership positions in our Company. Accordingly, each Trustee is expected to retain, whether vested or not, at least 30,000 Common Shares (which number shall automatically adjust in respect of share splits or similar events) (i) for existing Trustees in office as of October 1, 2021, by the date of the 2027 annual meeting of shareholders of our Company and (ii) for future Trustees, within five years following, (a) if elected by shareholders, the annual meeting of shareholders of our Company at which such Trustee was initially elected or, (b) if elected by our Board, the first annual meeting of shareholders of our Company following the initial election of such Trustee to our Board. Compliance with these ownership guidelines is measured annually. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.
As of March 13, 2026, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

18	2026 Proxy Statement

Fiscal Year 2025 Trustee Compensation

The following table details the total compensation of our Trustees for the fiscal year ended December 31, 2025 for services as a Trustee.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Ann M. Danner	70,000	129,984	—	199,984
Barbara D. Gilmore	82,500	69,991	—	152,491
Matthew P. Jordan(3)	—	69,991	—	69,991
William A. Lamkin	82,500	69,991	—	152,491
Joseph L. Morea	85,000	69,991	—	154,991
Adam Portnoy(3)	—	69,991	—	69,991
Jeffrey P. Somers	87,500	69,991	—	157,491

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2025 consisting of an annual cash retainer fee of $70,000 to each Independent Trustee, annual cash fees of $17,500, $12,500 and $12,500 to the chairs of our Audit Committee, Compensation Committee and Nominating and Governance Committee, respectively, and an annual cash fee of $15,000 to our Lead Independent Trustee.

(2)
Equals 5,977 Common Shares multiplied by the closing price of such shares on May 28, 2025, the award date, except with respect to Ms. Danner whose Stock Award also includes $59,993, the value of 4,709 Common Shares awarded to Ms. Danner on March 19, 2025 in connection with her election to our Board. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, “Compensation—Stock Compensation” (“ASC 718”) (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees.

2026 Proxy Statement	19

OWNERSHIP OF OUR EQUITY SECURITIES
Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers and our Trustees, Trustee nominees and executive officers as a group, all as of March 13, 2026. Unless otherwise noted, to our knowledge, voting power and investment power in our Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam Portnoy	5,085,322	22.5%	Includes 329,009 Common Shares owned
directly by Adam Portnoy, an additional 178,488
Common Shares directly owned by ABP Trust
and 4,577,835 Common Shares directly owned
by Tremont. ABP Trust is the direct record and
beneficial owner of 178,488 Common Shares
and Tremont is the direct record and beneficial
owner of 4,577,835 Common Shares. Adam
Portnoy, in his capacity as the sole trustee and
controlling shareholder of ABP Trust, may also
be deemed to beneficially own (and have
shared voting and dispositive power over) the
Common Shares beneficially owned by ABP
Trust. Tremont is a direct wholly owned
subsidiary of RMR, which is a direct majority
owned subsidiary of RMR Inc., of which
Mr. Portnoy is a managing director and
			controlling shareholder through ABP Trust.
Matthew P. Jordan	89,136	Less than 1%
Joseph L. Morea	63,586	Less than 1%
Thomas J. Lorenzini	39,319	Less than 1%
Barbara D. Gilmore	36,712	Less than 1%	Includes 3,000 Common Shares held by her spouse.
Jeffrey P. Somers	34,023	Less than 1%
William A. Lamkin	28,808	Less than 1%	Includes 28,808 Common Shares held by U/T/D 9-28-18, of which William A. Lamkin is a trustee and beneficiary.
Matthew C. Brown	21,365	Less than 1%
Ann M. Danner	16,029	Less than 1%
Fernando Diaz(1)	7,571	Less than 1%
All Trustees, Trustee nominees and executive officers as a group (nine persons)	5,414,300	24.0%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on approximately 22,596,891 Common Shares outstanding as of March 13, 2026.

(1)
Mr. Diaz resigned as our Chief Financial Officer and Treasurer, effective March 9, 2025.

20	2026 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of our Common Shares held by persons known to be the beneficial owners of more than 5.0% of our outstanding Common Shares based on filings with the SEC pursuant to Section 13(d) and Section 13(g) of the Exchange Act.
Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information
Tremont Realty Capital LLC, The RMR Group Inc., The RMR Group LLC, ABP Trust and Adam Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	5,085,322	22.5%
Based on a Schedule 13D/A filed with the SEC
on December 8, 2025, Mr. Portnoy’s Form 4
filed with the SEC on December 11, 2025 and
additional information provided by Mr. Portnoy.
Tremont directly owns and has shared voting
and dispositive power over 4,577,835 Common
Shares. Voting and investment power with
respect to Common Shares owned by Tremont
may be deemed to be shared by RMR, RMR
Inc., ABP Trust and Adam Portnoy as
controlling shareholder of RMR Inc. Tremont is
a direct wholly owned subsidiary of RMR, which
is a direct majority owned operating subsidiary
of RMR Inc. Neither RMR nor RMR Inc. directly
owns any Common Shares.
Adam Portnoy directly owns and has sole voting
and dispositive power over 329,009 Common
Shares and beneficially owns and has shared
voting and dispositive power over 4,756,323
Common Shares.
ABP Trust directly owns 178,488 Common
Shares.

BlackRock, Inc. (“BlackRock”) 50 Hudson Yards New York, NY 10001	1,650,376	7.3%	Based on a Schedule 13G/A filed with the SEC
on January 21, 2026 by BlackRock reporting
that, at December 31, 2025 BlackRock
beneficially owned 1,650,376 Common Shares
and had sole voting power over 1,619,797
Common Shares and sole dispositive power
			over 1,650,376 Common Shares.

*
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our Common Shares. Tremont, RMR Inc. and affiliates, however, are Excepted Holders as defined in our Declaration of Trust, and therefore are not subject to this ownership limit, subject to certain limitations.

The percentages indicated are based on approximately 22,596,891 Common Shares outstanding as of March 13, 2026.
Delinquent Section 16(a) Reports

Our trustees and executive officers and persons who hold more than 10% of our Common Shares (collectively, the “Reporting Persons”) are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of our securities on Form 3 and transactions in our securities on Forms 4 or 5. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and trustees, we believe that all Section 16(a) filing requirements applicable to the Reporting Persons were complied with during the fiscal year ended December 31, 2025, except that (i) Jeffrey P. Somers inadvertently filed a late Form 4 on December 8, 2025 with respect to a sale on December 1, 2025; and (ii) Tremont, ABP Trust, RMR Inc. and RMR filed a late joint Form 4 on December 9, 2025, with respect to the acquisition of Common Shares by each such entity on December 4, 2025.

2026 Proxy Statement	21

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee is comprised entirely of three Independent Trustees. No member of our Compensation Committee is a current, or during 2025 was a former, officer or employee of our Company. In 2025, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or our Compensation Committee, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. Two of our Compensation Committee members serve as independent trustees and one serves as a compensation committee member of other public companies to which RMR or its subsidiaries provide management services. Ms. Gilmore serves as an independent trustee and a member of the compensation committee of Office Properties Income Trust (“OPI”), and Mr. Lamkin serves as an independent trustee of OPI and Service Properties Trust. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled “Certain Related Person Transactions” are incorporated by reference herein.

22	2026 Proxy Statement

EXECUTIVE COMPENSATION
Our compensation structure is unique because of our relationship with our manager, Tremont, a subsidiary of RMR. Pursuant to our management agreement with Tremont, Tremont implements our business strategies and is responsible for our day to day operations and corporate office functions. Tremont’s management fee is based on a percentage of equity, as defined in the management agreement, and Tremont may also earn an incentive fee. During 2025, Tremont did earn an incentive fee. Tremont provides, or arranges with RMR to provide, services that otherwise would be provided by employees and either RMR or Tremont employs and pays cash compensation to our named executive officers directly and in their sole discretion in connection with their services rendered to Tremont, RMR, our Company and other companies to which Tremont or RMR provide management services.
Our compensation program for our named executive officers consists of Common Share awards under our 2021 Equity Plan. Our Compensation Committee believes that these share awards recognize our executive officers’ scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of our shareholders.
Because our named executive officers are employees of RMR and not our Company, RMR, and not our Company, determines the cash compensation payable to our named executive officers. We do not reimburse Tremont or RMR for compensation Tremont or RMR paid or pays to our named executive officers, and our management agreement with Tremont does not require Tremont to allocate or pay a specific amount or percentage of Tremont’s management fees to our named executive officers or require those officers to dedicate a specified amount of their time to our business.
In order to enable our shareholders to consider the compensation paid to our named executive officers, RMR has provided us with certain information about the compensation it paid in 2025 to our named executive officers for services provided by those officers to RMR, our Company and other RMR Clients.
With respect to 2025, our named executive officers collectively received aggregate base salary payments of $855,253 and aggregate discretionary cash bonuses of $1,089,000 from RMR, which amounts do not include a severance payment to Mr. Diaz in connection with his separation from RMR, effective April 1, 2025. These amounts collectively represent 27.7% of the aggregate management fees, including incentive fees, and reimbursements we paid to Tremont and RMR for 2025. On an aggregated basis, the named executive officers received 44% of their total cash compensation in the form of base salary payments and the remaining 56% in the form of discretionary cash bonuses.
RMR did not provide guaranteed cash bonuses to our named executive officers during 2025 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by Tremont or RMR to our named executive officers in 2025 were discretionary in amount and were based on a performance evaluation conducted by certain members of RMR’s executive operating committee and presented to the compensation committee of RMR Inc. In addition to awards of our Common Shares, our named executive officers also received awards of Class A Common Shares from RMR Inc. Messrs. Lorenzini and Brown each received an award of 3,558 Class A Common Shares from RMR Inc. with an award date fair value of $59,988. Mr. Diaz resigned as our Chief Financial Officer and Treasurer, effective March 9, 2025, and accordingly did not receive an award of Class A Common Shares from RMR Inc. during 2025.
The following tables and footnotes summarize the total compensation we paid to our President and Chief Investment Officer, our Chief Financial Officer and Treasurer, and our former Chief Financial Officer and Treasurer. Mr. Brown was appointed as our Chief Financial Officer and Treasurer, effective March 10, 2025. Our named executive officers were our only executive officers during 2025. For information regarding the compensation paid by us to Tremont and RMR, please see the discussion above and the “Certain Related Person Transactions” section. For information regarding the compensation paid by RMR and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and its Proxy Statement on Schedule 14A for its 2026 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement. We do not pay our named executive officers salaries or bonuses or provide other cash compensation or employee benefits. We provide equity incentive compensation to our named executive officers pursuant to the terms of our 2021 Equity Plan.

2026 Proxy Statement	23

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Thomas J. Lorenzini(3)	2025	—	—	89,996	10,395	100,391
President and Chief Investment Officer	2024	—	—	54,999	9,275	64,274
Matthew C. Brown(3)(4) Chief Financial Officer and Treasurer	2025	—	—	79,999	6,703	86,702
Fernando Diaz(3)(5)	2025	—		—	1,246	1,246
Former Chief Financial Officer and Treasurer	2024	—	—	39,988	3,170	43,158

(1)
Represents the award date fair value of Common Share awards in 2025 and 2024 as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation.

(2)
Consists of cash distributions in 2025 on unvested Common Shares received in connection with cash distributions we paid to all of our shareholders.

(3)
In 2025, our named executive officers received aggregate base salary payments of $855,253 and aggregate cash bonuses of $1,089,000 from Tremont or RMR for the services these officers provided to Tremont, RMR, our Company and other companies to which Tremont or RMR provide management services. Such amounts do not include a severance payment to Mr. Diaz in connection with his separation from RMR, effective April 1, 2025.

(4)
Mr. Brown was appointed as our Chief Financial Officer and Treasurer, effective March 10, 2025. Only one year of information has been provided for Mr. Brown because he was not a named executive officer prior to 2025.

(5)
Mr. Diaz resigned as our Chief Financial Officer and Treasurer, effective March 9, 2025.

2025 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares we awarded to our named executive officers in 2025 and prior years provide that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to us, RMR, Tremont or any RMR Client or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under our 2021 Equity Plan receive distributions that we make, if any, on our shares on the same terms as other holders of the Common Shares.
The following table shows the total Common Shares awarded by us in 2025 and prior years to our named executive officers that were unvested as of December 31, 2025.
		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Thomas J. Lorenzini	2025	6,539	58,197
	2024	2,433	21,654
	2023	1,400	12,460
	2022	700	6,230
Matthew C. Brown(3)	2025	5,813	51,736
	2024	1,504	13,386
	2023	800	7,120
	2022	400	3,560
Fernando Diaz(4)	2025	—	—
	2024	—	—
	2023	—	—
	2022	—	—

(1)
The form of award agreement provides for vesting of the Common Shares in five equal annual installments beginning on the date

24	2026 Proxy Statement

of the award. The number of Common Shares includes shares awarded on September 9, 2025, September 11, 2024, September 13, 2023, and September 14, 2022, respectively.
(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2025.

(3)
Mr. Brown was appointed as our Chief Financial Officer and Treasurer, effective March 10, 2025. The Common Shares awarded to Mr. Brown in 2024 and prior years were awarded to him in his capacity as an officer and employee of RMR before becoming an executive officer of our Company.

(4)
In connection with Mr. Diaz’s resignation as our Chief Financial Officer and Treasurer, effective March 9, 2025, our Compensation Committee approved the acceleration of the vesting of Mr. Diaz’s unvested Common Shares, effective April 1, 2025.

Potential Payments upon Termination or Change in Control

Our 2021 Equity Plan and the form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a “Termination Event”). The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2025.
Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2025 ($)(1)
Thomas J. Lorenzini	11,072	98,541
Matthew C. Brown(2)	8,517	75,802
Fernando Diaz(3)	—	—

(1)
Equals the number of unvested Common Shares multiplied by the closing price of the Common Shares on December 31, 2025.

(2)
Mr. Brown was appointed as our Chief Financial Officer and Treasurer, effective March 10, 2025. The Common Shares awarded to Mr. Brown in 2024 and prior years were awarded to him in his capacity as an officer and employee of RMR before becoming an executive officer of our Company.

(3)
In connection with Mr. Diaz’s resignation as our Chief Financial Officer and Treasurer, effective March 9, 2025, our Compensation Committee approved the acceleration of the vesting of Mr. Diaz’s unvested Common Shares, effective April 1, 2025 with a value of $46,267 as of the date of such acceleration.

Although we have no formal policy, plan or arrangement for payments to employees of Tremont or RMR in connection with the termination of their employment with Tremont or RMR, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2021 Equity Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.
For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with Tremont and RMR, see the “Certain Related Person Transactions” section.
Pay Versus Performance

The following table and footnotes summarize the total compensation we paid to our named executive officers (our “NEOs”), compensation “actually paid” to our NEOs (calculated in accordance with SEC rules), the cumulative total shareholder return of our Company and our net income for the past three fiscal years. None of our NEOs is employed by us. Tremont, a subsidiary of RMR, provides, or arranges with RMR to provide, services that otherwise would be provided by employees and either RMR or Tremont employs and compensates our NEOs directly and in their sole discretion in connection with their services rendered to Tremont, RMR, to us and other companies to which RMR or Tremont provide management services. For information regarding the compensation paid by us to Tremont and RMR, please see the below “Certain Related Person Transactions” section. We do not pay our NEOs salaries or bonuses or provide other cash compensation or employee benefits. We provide equity incentive compensation to our NEOs pursuant to the terms of our 2021 Equity Plan.

2026 Proxy Statement	25

Pay Versus Performance
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4)	Value of initial fixed $100 Investment Based on Total Shareholder Return	Net Income ($000s)
2025	$100,391	$62,882	$43,974	$30,646	$137.51	$15,434
2024	64,274	65,134	43,158	42,731	178.93	17,820
2023	45,856	67,918	27,142	35,441	159.47	25,965

(1)
The following table summarizes the applicable deductions and additions for the PEO in the calculation of Compensation Actually Paid to the PEO.

PEO Compensation Actually Paid
Year	PEO Name	Total Compensation Per Summary Compensation Table	Stock Grant Amount	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Total Equity Value Reflected in Compensation Actually Paid	Compensation Actually Paid to PEO
2025	Thomas Lorenzini	$100,391	$(89,996)	$58,197	$(18,948)	$18,001	$(4,763)	$52,487	$62,882

(2)
The non-PEO NEOs for 2025 are Matthew C. Brown and Fernando Diaz. The only non-PEO NEO for 2024 was Fernando Diaz. The non-PEO NEOs for 2023 were Fernando Diaz and Tiffany R. Sy. The non-PEO NEOs for 2022 were G. Douglas Lanois and Tiffany R. Sy. The only non-PEO NEO for 2021 was G. Douglas Lanois.

(3)
The following table summarizes the applicable deductions and additions for the Non-PEO NEOs in the calculation of average Compensation Actually Paid to Non-PEO NEOs.

Average Non-PEO NEOs—Compensation Actually Paid
Year	Total Compensation Per Summary Compensation Table	Stock Grant Amount	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Total Equity Value Reflected in Compensation Actually Paid	Compensation Actually Paid to Non-PEO NEOs
2025	$43,974	$(40,000)	$25,868	$(5,652)	$7,999	$(1,543)	$26,672	$30,646

(4)
Because Mr. Diaz did not receive a Share Award from our Company in 2025 due to his resignation in March 2025, the Average Compensation Actually Paid to Non-PEO NEOs is lower in 2025 than in prior years. The Compensation Actually Paid in 2025 to Mr. Brown, the only current Non-PEO NEO, was $60,333.

26	2026 Proxy Statement

Relationship Description

CAP vs. Total Shareholder Return
Compensation Actually Paid ("CAP")
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$67,918
$35,441
$65,134
$42,731
$62,882
$30,648
$159.47
$178.93
$137.51
2023
2024
2025
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return ("TSR")
Value of Initial Fixed $100 Investment
CAP to PEO
Average CAP to Non-PEO NEOs
Company TSR

CAP vs. Net Income
Compensation Actually Paid ("CAP")
Net Income, $Millions
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$67,918
$25,965
$35,441
$65,134
$17,820
$42,731
$62,882
$15,434
$30,648
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income

As described above, because Mr. Diaz did not receive a Share Award from our Company in 2025 due to his resignation in March 2025, the Average Compensation Actually Paid to Non-PEO NEOs is lower in 2025 than in prior years.

2026 Proxy Statement	27

PROPOSAL 2:	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.
Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ technical expertise and knowledge of our operations and industry, the auditors’ independence, the results of inspections by the Public Company Accounting Oversight Board (“PCAOB”) and peer quality reviews of the auditors and the auditors’ reputation in the marketplace. In connection with the mandated rotation of our independent auditors’ lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.
Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent auditors for the fiscal year ending December 31, 2026. Deloitte has served as our independent auditors since December 2020 and is considered by management and our Audit Committee to be well-qualified.
Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.
Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal years ended December 31, 2025 and 2024.
	2025 Fees(1)	2024 Fees
Audit Fees	$577,670	$413,700
Audit Related Fees	—	—
Tax Fees	8,510	8,100
All Other Fees	948	948

(1)
The amount of audit fees for 2025 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Deloitte to and approved by our Audit Committee for the services provided by Deloitte. The final amount of fees may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable regulatory filings.
Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include consultation on accounting and internal control matters, information systems audits and other attest services.
Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

28	2026 Proxy Statement

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2025 and 2024 reflect annual subscription fees for Deloitte’s online accounting research application.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our internal audit provider is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.
Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB’s rules.
All services for which we engaged Deloitte in fiscal 2025 and 2024 were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2025 and 2024 are set forth above and include estimated fee amounts. Our Audit Committee approved the engagement of Deloitte in fiscal 2025 and 2024 to provide the non-audit services described above because it determined that Deloitte providing these services would not compromise Deloitte’s independence and that Deloitte’s familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain comparable quality services from other providers.
Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.
One or more representatives of Deloitte will be present at our 2026 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2026 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

2026 Proxy Statement	29

REPORT OF OUR AUDIT COMMITTEE
In the course of the Audit Committee (our “Audit Committee”) of the Board of Trustees (our “Board of Trustees”) of Seven Hills Realty Trust’s oversight of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2025; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors’ communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.
Based on the foregoing review and discussions, our Audit Committee recommended to our Board of Trustees that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.
Jeffrey P. Somers, Chair
Ann M. Danner
Barbara D. Gilmore
William A. Lamkin
Joseph L. Morea

30	2026 Proxy Statement

FREQUENTLY ASKED QUESTIONS
Proxy Materials and Voting Information
1.
What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2026 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2026 Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2025 (collectively, the “proxy materials”). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.
2.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all our Common Shares you hold, whether in certificate or book entry form.
If your shares are held in an account you own at a bank or brokerage firm or you hold shares through another nominee, you are considered the “beneficial owner” of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own our Common Shares.
If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all our Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own our Common Shares.
3.
What different methods can I use to have my shares voted?

By Telephone or Internet. All shareholders of record as of the close of business on March 13, 2026, the Record Date can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to authorize a proxy to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern Time, on June 8, 2026 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern Time, on the day immediately preceding the date of the reconvened meeting.
By Written Proxy. All shareholders of record as of the close of business on the Record Date also can authorize a proxy to vote their shares by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern Time, on June 8, 2026 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern Time, on the day immediately preceding the date of the reconvened meeting.

2026 Proxy Statement	31

Electronically at our 2026 Annual Meeting.
•
All shareholders of record as of the close of business on the Record Date may vote electronically at the meeting, as described in the response to question 11. Even if you plan to attend our 2026 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2026 Annual Meeting.

•
Beneficial owners as of the close of business on the Record Date may vote electronically at our 2026 Annual Meeting if they have a 16 digit control number, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is exercised at our 2026 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card, by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to our Secretary before the taking of the vote at our 2026 Annual Meeting). Attendance at our 2026 Annual Meeting will not, by itself, revoke a duly executed proxy.
Beneficial owners who wish to change their votes should contact the organization that holds their shares.
Shareholders must register in advance to attend our 2026 Annual Meeting by visiting www.proxyvote.com.
If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:
Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
4.
Who may vote at our 2026 Annual Meeting?

Holders of record of our Common Shares as of the close of business on the Record Date, or their duly authorized proxies may vote at the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held on the Record Date.
5.
What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 8 and 28, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.
6.
What is a quorum? How are abstentions, withheld votes and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2026 Annual Meeting. The presence, in person or by proxy, of shareholders holding or representing not less than a majority of the total outstanding shares of beneficial interest entitled to be voted at our 2026 Annual Meeting constitutes a quorum for the transaction of business at our 2026 Annual Meeting.
Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect

32	2026 Proxy Statement

on the outcome of any Proposal to be acted upon at our 2026 Annual Meeting. A proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to Proposal 1 will have the same effect as an abstention for all nominees or for those nominees noted in the appropriate portion of the proxy card, respectively. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There will be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.
7.
Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2026 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2026 Annual Meeting.
Instead of receiving future copies of our proxy materials by mail, shareholders of record, as of the close of business on the Record Date, and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.
8.
How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies on behalf of our Company. We have engaged Sodali & Co to assist with the solicitation of proxies for an estimated fee of $12,000 plus reimbursement of expenses. We have agreed to indemnify Sodali & Co against certain liabilities arising out of our agreement with Sodali & Co. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of our Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.
Proxies may also be solicited, without additional compensation, by our Trustees and officers, and by RMR, its officers and employees and its parent’s and subsidiaries’, including our manager, Tremont, directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.
9.
What is householding?

As permitted by the Exchange Act and our Bylaws, we may deliver to shareholders only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2026 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless a shareholder at such address has notified us of such shareholder’s desire to receive separate copies of those documents. This practice is known as “householding.”
We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8253. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2026 Proxy Statement	33

2026 Annual Meeting Information
10.
Why is our 2026 Annual Meeting being held virtually?

To provide all of our shareholders an opportunity to participate in our 2026 Annual Meeting, our 2026 Annual Meeting will be a virtual meeting of shareholders. Shareholders attending our 2026 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
11.
How do I attend our virtual 2026 Annual Meeting?

In order to attend and participate in our 2026 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on June 8, 2026. Attendance at the meeting is limited to our Trustees and officers, shareholders as of the close of business on the Record Date or their duly authorized representatives or proxies, and other persons permitted by the chair of the meeting.
•
Record owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SEVN2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

•
Beneficial owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SEVN2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a control number if needed.

If you have questions regarding preregistration procedures or admission procedures, please call Investor Relations at (617) 796-8253.
12.
How can I vote electronically at our 2026 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2026 Annual Meeting, you need to have a 16 digit control number from your bank, broker or other nominee. Please follow the procedures described in the response to questions 3 and 11.
You will not be able to vote your shares at the meeting without a 16 digit control number. We encourage you to provide voting instructions to your bank, broker or other nominee to vote your shares in advance, even if you intend to attend the meeting.
13.
How can I ask questions at our 2026 Annual Meeting?

Shareholders as of the close of business on the Record Date who attend and participate in our 2026 Annual Meeting at https://www.virtualshareholdermeeting.com/SEVN2026 will have an opportunity to submit questions live via the internet during a designated portion of the program. Shareholders must have available their control number provided on their proxy card or voting instruction form.
If you experience any technical difficulties accessing our 2026 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2026 Annual Meeting.

34	2026 Proxy Statement

Company Documents, Communications and Shareholder Proposals
14.
How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.sevnreit.com, click on “Investors” and then click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our Trustees and executive officers, go to www.sevnreit.com, click on “Investors,” and then click on “Financial Information.”
We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
15.
How can I communicate with our Trustees?

Any shareholder or other interested person who wants to communicate with our Trustees should write to such Trustee(s), c/o Secretary, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@sevnreit.com. The communication will then be delivered to our Trustee(s).
16.
How do I submit a nomination or other proposal for action at the 2027 annual meeting of shareholders?

A nomination or other proposal for action to be presented by any shareholder at our 2027 annual meeting of shareholders must be submitted as follows:
•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by November 18, 2026.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be delivered to us not later than 5:00 p.m., Eastern Time, on November 18, 2026 and not earlier than October 19, 2026.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
For additional information regarding how to submit a shareholder proposal, see page 7 of this Proxy Statement.

2026 Proxy Statement	35

RELATED PERSON TRANSACTIONS
The descriptions of agreements in this “Related Person Transactions” section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our SEC filings.
A “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.
A “related person” means any person who is, or at any time since January 1, 2025 was:
•
a Trustee, a nominee for Trustee or an executive officer of ours;

•
known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

•
an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

•
a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. The Governance Guidelines provide that we may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of our Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies, Declaration of Trust and Bylaws, each as described above, and Maryland law. In the case of any transactions with us by employees of RMR and its subsidiaries, including Tremont, who are subject to the Code but who are not our Trustees or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.sevnreit.com.
Certain related person transactions are set forth in Annex A to this Proxy Statement.

36	2026 Proxy Statement

WARNING CONCERNING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These statements include words such as “believe”, “could”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and “opportunities” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about our investment portfolio and loan investment performance; the quality of the sponsors of our borrowers; our office sector exposure; our future lending activity and opportunities; our liquidity and leverage levels and capacity; our ability to capitalize on opportunities; the ability of our manager, Tremont, to make suitable investments for us, including through deployment of capital from our equity rights offering completed in December 2025; our ability to achieve our investment objectives and generate attractive returns for our shareholders; plans and strategies relating to corporate governance, executive compensation, trustee compensation, risk oversight; risk mitigation efforts; the anticipated roles and responsibilities of the Board’s committees; Board recruitment, selection and refreshment; the timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that we intend or believe will or may occur in the future. Forward-looking statements reflect our current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings. The information contained in our filings with the SEC, including under the caption “Risk-Factors” and “Warning Concerning Forward-Looking Statements” in our periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this Proxy Statement. Our filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statement, whether as a result of new information, future events or otherwise. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

2026 Proxy Statement	37

OTHER INFORMATION
At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.
Lindsey Getz
Secretary
Newton, Massachusetts
March 18, 2026

38	2026 Proxy Statement

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS
Relationships with Tremont, RMR and Others Related to Them. We have relationships and historical and continuing transactions with Tremont, RMR, RMR Inc. and others related to them, including some of the RMR Clients, some of which have trustees, directors or officers who are also our Trustees or officers. Tremont is a subsidiary of RMR, which is a majority owned subsidiary of RMR Inc., and RMR Inc. is the managing member of RMR. RMR provides certain shared services to Tremont that are applicable to us, and we reimburse Tremont or pay RMR for the amounts Tremont or RMR pays for those services.
Our Manager, Tremont. We have no employees. The personnel and various services we require to operate our business are provided to us by Tremont pursuant to a management agreement between us and Tremont, which provides for the day to day management of our operations by Tremont, subject to the oversight and direction of our Board. For a description of the terms of our management agreement with Tremont, please see Note 8 to the Financial Statements of our Annual Report on Form 10-K for the years ended December 31, 2025 and 2024. We recognized base management fees of $4.4 million and $4.3 million for the years ended December 31, 2025 and 2024, respectively. We recognized incentive fees of $0.6 million and $1.0 million for the years ended December 31, 2025 and 2024, respectively.
Expense Reimbursement. Tremont, and not us, is responsible for the costs of its employees who provide services to us, including the cost of Tremont’s personnel who originate our loans, unless any such payment or reimbursement is specifically approved by a majority of our Independent Trustees, is a shared services cost or relates to awards made under any equity compensation plan adopted by us. In general, we are required to pay or to reimburse Tremont and its affiliates for certain costs and expenses of our operations. Some of these services are provided by RMR pursuant to a shared services agreement between Tremont and RMR. We reimburse Tremont for shared services costs Tremont pays to RMR and its affiliates, and these reimbursements include an allocation of the cost of applicable personnel employed by RMR and our share of RMR’s costs of providing our internal audit function, with such shared services costs subject to approval by a majority of our Independent Trustees at least annually. We incurred shared services costs of $2.0 million and $2.6 million for the years ended December 31, 2025 and 2024, respectively, payable to Tremont as reimbursement for shared services costs it paid to RMR.
Purchase of Mortgage Loans. On November 10, 2025 we purchased from RMR two floating rate first mortgage loans secured by hotel and industrial properties in Revere, MA and Wayne, PA, respectively, for an aggregate purchase price of $61.7 million.
Rights Offering. On October 30, 2025, we announced our intent to commence a transferable rights offering (the “Rights Offering”) to raise gross proceeds of up to $65.0 million. RMR, through Tremont, agreed, pursuant to a backstop agreement, to participate in the Rights Offering by committing to (i) exercise its pro rata subscription rights based on its 11.3% ownership in SEVN and (ii) provide a backstop for the Rights Offering whereby Tremont would purchase any additional SEVN common shares not otherwise sold in the Rights Offering, subject to the terms and conditions of the backstop agreement (the “Backstop Commitment”). Through the exercise of their respective basic subscription rights, Tremont purchased 854,029 SEVN common shares, Adam Portnoy purchased 109,669 SEVN common shares and ABP Trust purchased 58,266 SEVN common shares on December 4, 2025 in the Rights Offering. On December 11, 2025, pursuant to the Backstop Commitment, Tremont purchased 2,015,748 SEVN common shares that remained unsubscribed upon expiration of the Rights Offering. As of December 31, 2025, Tremont owned 4,577,835 SEVN common shares, or 20.3% of SEVN’s outstanding common shares, and Mr. Portnoy beneficially owned (including through Tremont and ABP Trust) 5,085,332 SEVN common shares, or 22.5% of SEVN’s outstanding common shares.
Share Awards to Tremont and RMR Employees. During 2025 and 2024, we awarded Common Shares to our officers and other employees of RMR and/or Tremont. One fifth of these awards vested on the grant date of the awards and one fifth vests on each of the next four anniversaries of the grant dates of the awards. During 2025 and 2024, we awarded to our officers and employees of RMR and/or Tremont awards of 150,158 Common Shares and 91,118 Common Shares, respectively, valued at approximately $1.7 million and $1.2 million, respectively, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were granted under our 2021 Equity Plan. These share awards to employees of Tremont and/or RMR are in addition to the share awards made to our Managing Trustees, as Trustee compensation, and the fees we paid to Tremont. During 2025 and 2024 we purchased 34,729 and 28,165

2026 Proxy Statement	A-1

Common Shares, respectively, at the closing price of the Common Shares on Nasdaq on the date of purchase, from certain of our current and former officers and other employees of Tremont and/or RMR in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of the Common Shares. The aggregate value of the Common Shares purchased during the each of the years ended December 31, 2025 and 2024 was $0.4 million.
On occasion, we have entered into arrangements with former employees of RMR or Tremont in connection with the termination of their employment with RMR or Tremont, providing for the acceleration of vesting of Common Share awards previously awarded to them under our equity compensation plans. The aggregate value of the Common Share awards we so accelerated, measured as of the effective dates of acceleration, was approximately $0.3 million, in aggregate, for each of the years ended December 31, 2025 and 2024.
Additionally, each of our executive officers during 2025 and 2024 received share awards of RMR Inc. and other RMR Clients, in their capacities as officers or employees of RMR and/or Tremont.
Directors’ and Officers’ Liability Insurance. We, RMR Inc. and certain other RMR Clients, participate in a combined directors’ and officers’ liability insurance policy. We paid a premium of $0.1 million for this coverage for the policy years ending September 30, 2023, 2024 and 2025, and in 2025 we paid a premium of $0.3 million for this coverage for the policy years ending September 30, 2026, 2027 and 2028.
Other. In addition to the fees and expense reimbursements payable to Tremont under our management agreement, Tremont and its affiliates may benefit from other fees paid to them in respect of our investments. For example, if we seek to securitize some of our CRE loans, Tremont or its affiliates may act as collateral manager. In any of these or other capacities, Tremont and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.
The foregoing descriptions of our agreements with Tremont, RMR and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC’s website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which Tremont, RMR or their affiliates provide management services.

A-2	2026 Proxy Statement

THANK YOU
Thank you for being a shareholder of Seven Hills Realty Trust.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV85439-P48221! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.INVESTOR RELATIONSSEVEN HILLS REALTY TRUST255 WASHINGTON STREET, SUITE 300NEWTON, MASSACHUSETTS 02458SEVEN HILLS REALTY TRUSTThe Board of Trustees Recommends a Vote FOR ALLNominees for Trustee in Proposal 1 and FOR Proposal 2.1. Election of Trustees.2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2026 fiscal year.01) Ann M. Danner02) William A. Lamkin03) Matthew P. JordanTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FORTRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2.TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED
TO VOTE AND OTHERWISEREPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT ORADJOURNMENT THEREOF.(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, pleasegive full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If apartnership, please sign in partnership name by authorized person indicating title.)Nominees (for Independent Trustee in Class I):Nominee (for Managing Trustee in Class I):SCAN TOVIEW MATERIALS & VOTE wAUTHORIZE YOUR PROXY BY INTERNETBefore the meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m., Eastern Time, on June 8, 2026. Have your proxy card in hand when you access the website and follow theinstructions to obtain your records and to submit your voting instructions.AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, onJune 8, 2026. Have your proxy card in hand when you call and then follow the instructions.If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern Time, on the day beforethe reconvened meeting.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SevenHills Realty Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VOTE BY VIRTUALLY ATTENDING THE MEETINGYou must register in advance to attend the meeting by visiting the "Attend a Meeting" link at www.proxyvote.com. Duringthe meeting - Go to https://www.virtualshareholdermeeting.com/SEVN2026You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you accessthe website and follow the instructions provided on the website.ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONSIf you would like to reduce the costs incurred by Seven Hills Realty Trust in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access shareholder communications electronically in future years.V85440-P48221

SEVEN HILLS REALTY TRUSTANNUAL MEETING OF SHAREHOLDERSJune 9, 2026, 1:30 p.m., Eastern TimeVirtually via the Internet athttps://www.virtualshareholdermeeting.com/SEVN2026The 2026 Annual Meeting of Shareholders of Seven Hills Realty Trust will address the following items of business:1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees;2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2026 fiscal year; and3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2.Please see the Proxy Statement for attendance instructions.SEVEN HILLS REALTY TRUSTANNUAL MEETING OF SHAREHOLDERSJune 9, 2026, 1:30 p.m., Eastern TimeImportant Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2026 Annual Meeting of Shareholders ofSeven Hills Realty Trust (the "Company"), including the Company's Notice of Annual Meeting, Annual Report and Proxy Statement, are available on the Internet. To view the proxy materials or authorize your proxy by Internet, by telephone or by mail, please follow the instructions on the reverse side hereof.This proxy is solicited on behalf of the Board of Trustees of Seven Hills Realty Trust.The undersigned shareholder of the Company hereby appoints Lindsey Getz and Adam Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2026 Annual Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.virtualshareholdermeeting.com/SEVN2026, on June 9, 2026, at 1:30 p.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of theAnnual Report and the Proxy Statement, which includes the Notice of 2026 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.See reverse for instructions on how to authorize a proxy.